                                                                  April 30, 2000



                                 Evergreen Select
                             Fixed Income Fund II
                                Semiannual Report


                    [LOGO OF EVERGREEN FUNDS(SM)]
                                      [SEAL OF DALBAR MUTUAL FUND SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ....................................................    1

Select Fixed Income Fund II

  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Financial Highlights ......................................................    5
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statement of Changes in Net Assets ........................................   10
Notes to Financial Statements .............................................   11

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                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nations fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                       ---------------------------------------------------------
       Mutual Funds:    NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED
                       ---------------------------------------------------------

                          Evergreen Distributor,Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    June 2000

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Fund II semiannual report, which covers the six-month period ended April 30, 2000.

   [PHOTO]

William M. Ennis

   [PHOTO]

Dennis H. Ferro

U.S. Bond Markets Experience Volatility

The bond market environment has suffered a great deal of volatility and unpredictability for the past six-month period. The Federal Reserve Board increased interest rates three times during the period as a response to a potential inflationary environment. In addition, the Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ Dennis H. Ferro

Dennis H. Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

--------------------------------------------------------------------------------
                                   EVERGREEN
                          Select Fixed Income Fund II
--------------------------------------------------------------------------------
                      Fund at a Glance as of April 30, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Fixed Income Fund II seeks to achieve client fixed-income objectives through a diversified portfolio of primarily high quality fixed-income securities.

                                    Process

Portfolio management emphasizes sector rotation, term structure allocation, high credit quality, and individual security valuation. The manager uses a combination of quantitatively driven security selection and regular portfolio repositioning to enhance returns above those available from more passive management approaches.

                                   Benchmark

Lehman Brothers Aggregate Bond Index


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date: 12/06/1994                  Class I         Class IS
Class Inception Date                                 12/06/1994      10/18/1999
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
6 months                                               1.12%           0.90%
--------------------------------------------------------------------------------
1 year                                                 1.24%           1.02%
--------------------------------------------------------------------------------
5 years                                                6.32%           6.28%
--------------------------------------------------------------------------------
Since Portfolio Inception                              7.04%           7.00%
--------------------------------------------------------------------------------
30-day SEC Yield                                       7.30%           7.11%
--------------------------------------------------------------------------------
6-month income distributions per share                $0.44           $0.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Lehman Brothers         Select Fixed
                 Aggregate Bond         Income Fund II               CPI

12/6/94             1,000,000              1,000,000              1,000,000
 Apr-95             1,065,115              1,062,455              1,014,696
 Oct-95             1,151,098              1,159,294              1,026,720
 Apr-96             1,157,190              1,157,345              1,044,088
 Oct-96             1,218,408              1,215,475              1,057,448
 Apr-97             1,239,174              1,234,698              1,070,140
 Oct-97             1,326,760              1,317,577              1,079,492
 Apr-98             1,374,330              1,349,553              1,085,504
 Oct-98             1,450,574              1,412,839              1,095,524
 Apr-99             1,460,437              1,425,875              1,110,220
 Oct-99             1,458,209              1,427,741              1,123,580
4/30/00             1,478,796              1,443,609              1,146,381

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund II, Class I shares, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Funds portfolio and not to the Funds shares.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS prior to inception is based on the performance of Class I, the original class offered. These historical returns for Class IS have not been adjusted to reflect the effect of the class 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

All data is as of April 30, 2000 and subject to change.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Select Fixed Income Fund II
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

Portfolio Management


                                    [PHOTO]

                                 P.Michael Jones
                             Tenure: December 1995

Performance

The Funds Class I Shares returned 1.12% for the six-month period ended April 30, 2000, versus 1.42% produced by the Lehman Brothers Aggregate Bond Index. We attribute the modest lag in performance to the Funds substantial position in mortgage-backed securities. Typically, mortgage-backed securities are an attractive investment alternative because of their extremely high quality and generous income stream. During the period, however, bonds that generated more income, such as mortgage-backed securities and corporate bonds, underperformed U.S. Treasuries.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 4/30/2000)

Total Net Assets                                                   $66,865,010
--------------------------------------------------------------------------------
Average Credit Quality                                                      AA
--------------------------------------------------------------------------------
Average Maturity                                                     8.8 years
--------------------------------------------------------------------------------
Average Duration                                                     5.0 years
--------------------------------------------------------------------------------

Environment

Bond prices fluctuated considerably over the past six months, causing sharp, sudden swings in interest rates. The period also was characterized by a yield curve in version two-year interest rates actually were higher than 30-year interest rates. During the period, the yield on the two-year U.S. Treasury rose 0.89% to 6.67%, while the 30-year U.S. Treasury yield fell 0.20% to 5.96%.

30-year U.S. Treasuries benefited from a supply/demand imbalance that was unique to that sector and maturity range. As January 2000 came to a close, the Treasury announced plans to buy back as much as $30 billion in long-term U.S. Treasuries and also reduce the size of future auctions. The announcement coincided with the purchase of a huge block of Treasuries in the same maturity range by one of the worlds largest money managers. Investors became concerned that a shortage would develop, igniting a rally that sent the yield on the 30-year U.S. Treasury to 5.84% from a high of nearly 6.75% during the fiscal period.

In contrast, interest rates in all other maturities rose, forcing bond prices lower. No longer concerned with Y2K, investors turned their attention to the economys continued explosive growth and its implications for future inflation and interest rate hikes. Stock prices soared for much of the period, enhancing the wealth effect and adding to the economys momentum. For the most part, however, inflation was well-contained. Commodity and oil prices rose, but with the exception of oil prices, cost increases were not passed along to consumers.

--------------------------------------------------------------------------------
                                    EVERGREEN
                          Select Fixed Income Fund II
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

Extraordinary demand and expectations of a continually lower supply of 30-year U.S. Treasuries drove prices higher and yields lower. At the same time, demand for income-oriented bonds fell, forcing their prices lower and yields higher. The performance disparity that occurred between 30-year U.S.

Treasuries and income-oriented bonds changed yield relationships between the sectors. Although 30-year U.S. Treasuries outperformed income-oriented securities, the changes in their respective yields laid the groundwork for longer-term opportunity. By the end of the period, many mortgage-backed securities, corporate bonds and U.S. agency securities had begun to provide yield advantages over U.S. Treasuries that were attractive by historical standards.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 04/30/2000 portfolio assets)

            [GRAPH]

          AAA    77.8%
          AA      1.8%
          A      10.6%
          BBB     6.0%
          BB      1.7%
          B       2.1%


Strategy

We under-weighted the Fund relative to its benchmark in shorter-term U.S. Treasuries and over-weighted the Funds position in the 30-year U.S. Treasury bond. This structure benefited performance when longer-term U.S. Treasuries rallied. The gains were offset somewhat by the Funds limited position in corporate bonds and more substantial holdings in mortgage-backed securities. We believe this was a temporary occurrence. We think the Funds positions in income-oriented bonds represent attractive relative value; and that over the longer term they will contribute significantly to the Funds returns.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
               (as a percentage of 04/30/2000 portfolio assets)

                 [GRAPH]

Mortgage-Backed Securities            40.0%
U.S. Treasury Obligations             18.1%
Asset-Backed Securities               15.3%
Corporate Bonds                       13.6%
Yankee Obligations                     5.9%
Repurchase Agreements                  5.3%
Collateralized Mortgage Obligations    1.8%

Outlook

We think 30-year U.S. Treasuries could continue to benefit from their unique situation at least over the near-term; and that bond prices will continue to fluctuate until the economy begins to cool. In our opinion, three factors could slow economic growth: further tightening moves by the Federal Reserve Board, moderating gains and/or continued significant volatility in stock prices and a dramatic rise in oil and gas prices. We believe the future course of interest rates depends on developments in each of these areas. The tug-of-war between opposing forces within the areas makes the outcome too close to call.

Given the uncertainty with interest rates, we intend to build returns by focusing on the attractive yield advantages offered by income-oriented securities, particularly mortgage-backed securities. The price fluctuations that occurred over the past few months laid the groundwork for opportunity in the future. As an asset class, we think income-oriented securities offer attractive relative value. We believe the yield advantages they offer over U.S. Treasuries could begin to narrow in the months ahead, causing mortgage-backed securities and corporate bonds to outperform their U.S. government counterparts. Even if yield advantages do not return to their historical norms, we believe the significant increase in yield associated with income-oriented securities should generate solid future returns.

                                   EVERGREEN
                          Select Fixed Income Fund II
                              Financial Highlights
                (For a share outstanding throughout each period)

                           Six Months
                             Ended               Year Ended October 31,
                         April 30, 2000 --------------------------------------------
                          (Unaudited)    1999     1998     1997     1996    1995 (b)
CLASS I (a)
Net asset value,
 beginning of period        $ 12.38     $ 13.15  $ 13.11  $ 12.89  $ 13.71  $ 12.50
                            -------     -------  -------  -------  -------  -------
Income from investment
 operations
Net investment income          0.43        0.78     0.79     0.83     0.77     0.81
Net realized and
 unrealized gains or
 losses on securities,
 interest rate swaps
 and futures contracts        (0.29)      (0.66)    0.13     0.21    (0.16)    1.14
                            -------     -------  -------  -------  -------  -------
Total from investment
 operations                    0.14        0.12     0.92     1.04     0.61     1.95
                            -------     -------  -------  -------  -------  -------

Distributions to
 shareholders from
Net investment income         (0.44)      (0.77)   (0.82)   (0.82)   (0.77)   (0.74)
Net realized gains                0       (0.12)   (0.06)       0    (0.66)       0
                            -------     -------  -------  -------  -------  -------
Total distributions to
 shareholders                 (0.44)      (0.89)   (0.88)   (0.82)   (1.43)   (0.74)
                            -------     -------  -------  -------  -------  -------

Net asset value, end of
 period                     $ 12.08     $ 12.38  $ 13.15  $ 13.11  $ 12.89  $ 13.71
                            -------     -------  -------  -------  -------  -------
Total return                   1.12%       0.97%    7.21%    8.39%    4.87%   15.90%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)         $66,864     $77,470  $83,372  $61,738  $49,962  $34,053
Ratios to average net
 assets
 Expenses++                    0.11%+      0.10%    0.10%    0.15%    0.17%    0.22%+
 Net investment income         6.81%+      6.16%    6.08%    6.52%    6.22%    6.75%+
Portfolio turnover rate         103%        209%     137%     194%     226%     302%

                                         Six Months
                                           Ended             Period
                                       April 30, 2000        Ended
                                        (Unaudited)   October 31, 1999 (c)
CLASS IS
Net asset value, beginning of period       $12.38            $12.25
                                           ------            ------
Income from investment operations
Net investment income                        0.38              0.03
Net realized and unrealized loss on
 securities and futures contracts           (0.27)             0.10
                                           ------            ------
Total from investment operations             0.11              0.13
                                           ------            ------

Distributions to shareholders from
Net investment income                       (0.42)                0
                                           ------            ------

Net asset value, end of period             $12.07            $12.38
                                           ------            ------
Total return                                 0.90%             1.06%
Ratios and supplemental data
Net assets, end of period (thousands)      $    1            $    1
Ratios to average net assets
 Expenses++                                  0.43%+            0.39%+
 Net investment income                       7.47%+            6.86%+
Portfolio turnover rate                       103%              209%

(a) Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.
(b) For the period from December 6, 1994 (commencement of class operations) to October 31, 1995.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
++  The ratio of expenses to average net assets excludes expense reductions.
+   Annualized.

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                            Schedule of Investments
                           April 30, 2000 (Unaudited)

 Principal
   Amount                                                               Value

 ASSET-BACKED SECURITIES - 15.1% (d)
 $  421,701 Advanta Home Equity Loan Trust,
             Ser. 1993-2, Class A2,
             6.15%, 10/25/2009....................................   $   407,458
    141,424 Advanta Mtge. Loan Trust,
             Ser. 1993-3, Class A3,
             4.75%, 11/25/2009....................................       140,050
            AFG Receivables Trust:
    437,825  Ser. 1997-A, Class A,
             6.35%, 10/15/2002....................................       436,010
    108,246  Ser. 1997-B, Class B,
             6.40%, 2/15/2003.....................................       107,627
    216,493  Ser. 1997-B, Class C,
             7.00%, 2/15/2003.....................................       215,654
  1,000,000 Capital One Master Trust,
             Ser. 1998-4, Class A,
             5.43%, 1/15/2007.....................................       935,505
    980,000 Credit Suisse First Boston Mtge. Secs. Corp.,
             Ser. 1996-2, Class A6,
             7.18%, 2/25/2018.....................................       937,590
    711,000 EQCC Home Equity Loan Trust,
             Ser. 1998-2, Class A6F,
             6.159%, 4/15/2008....................................       679,464
    600,000 GE Capital Mtge. Funding Corp.,
             Ser. 1999-HE3, Class A3,
             7.11%, 7/25/2014.....................................       589,797
  1,800,000 J.C. Penney Master Credit Card Trust,
             Ser. E, Class A,
             5.50%, 6/15/2007.....................................     1,693,341
    994,628 Northwest Airlines Corp.,
             Ser. 1999-2, Class B,
             7.95%, 3/1/2015......................................     1,011,124
            Union Acceptance Corp.:
  1,462,000  Ser. 1997-A, Class A3,
             6.48%, 5/10/2004.....................................     1,439,112
  1,500,000  Ser. 1998-D, Class A3,
             5.75%, 6/9/2003......................................     1,490,333
                                                                     -----------
            Total Asset-Backed Securities
             (cost $10,316,688)...................................    10,083,065
                                                                     -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8% (d)
    238,778 Bank America Mtge. Secs., Inc.,
             Ser. 1998-3, Class 2M,
             6.50%, 7/25/2013.....................................       220,658
  1,012,839 Prudential Home Mtge. Security,
             Ser. 1996-3, Class M,
             6.75%, 3/25/2011.....................................       961,797
                                                                     -----------
            Total Collateralized Mortgage Obligations
             (cost $1,259,060)....................................     1,182,455
                                                                     -----------
 CORPORATE BONDS - 13.4%
            Airlines - 1.3%
  1,000,000 Delta Air Lines, Inc.,
             8.30%, 12/15/2029....................................       881,117
                                                                     -----------
            Cable/Other Video Distribution - 2.3%
    500,000 Century Communications Corp.,
             9.50%, 8/15/2000.....................................       503,755
    200,000 Charter Communications,
             8.625%, 4/1/2009.....................................       175,750
  1,000,000 Time Warner, Inc.,
             6.875%, 6/15/2018....................................       876,573
                                                                     -----------
                                                                       1,556,078
                                                                     -----------

 Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
            Communication Systems &
             Services - 0.3%
 $  250,000 Nextel Communications, Inc.,
             Step Bond,
             0.00%, 9/15/2007 (a)................................   $   190,625
                                                                    -----------
            Electronic Equipment & Services - 0.3%
    200,000 Amkor Technology, Inc.,
             9.25%, 5/1/2006.....................................       197,000
                                                                    -----------
            Finance & Insurance - 2.9%
  1,000,000 ERAC USA Fin. Co.,
             7.95%, 12/15/2009...................................       952,044
  1,000,000 General Electric Capital Corp.,
             7.25%, 2/1/2005.....................................       995,485
                                                                    -----------
                                                                      1,947,529
                                                                    -----------
            Oil/Energy - 1.9%
    100,000 Eott Energy Partners LP,
             11.00%, 10/1/2009...................................       100,750
    200,000 Pride Petroleum Svcs., Inc.,
             9.375%, 5/1/2007....................................       197,250
  1,000,000 Williams Gas Pipelines Co.,
             7.375%, 11/15/2006..................................       962,487
                                                                    -----------
                                                                      1,260,487
                                                                    -----------
            Printing, Publishing, Broadcasting &
              Entertainment - 0.8%
    550,000 Times Mirror Co.,
             7.45%, 10/15/2009...................................       535,495
                                                                    -----------
            Retailing & Wholesale - 0.3%
    200,000 K-Mart Corp.,
             8.375%, 12/1/2004...................................       194,083
                                                                    -----------
            Telecommunication Services &
             Equipment - 0.5%
    150,000 Level 3 Communications, Inc.,
             11.00%, 3/15/2008...................................       145,875
    200,000 McLeod USA, Inc.,
             9.25%, 7/15/2007....................................       192,000
                                                                    -----------
                                                                        337,875
                                                                    -----------
            Utilities - Electric - 2.8%
    900,000 Public Svcs. Electric & Gas Co.,
             6.50%, 6/1/2000.....................................       899,682
  1,000,000 Southern CA Edison Co.,
             7.625%, 1/15/2010...................................       984,485
                                                                    -----------
                                                                      1,884,167
                                                                    -----------
            Total Corporate Bonds
             (cost $9,331,826)...................................     8,984,456
                                                                    -----------
 MORTGAGE-BACKED SECURITIES - 39.5%
  1,261,354 FHLMC,
             8.50%, 9/1/2020.....................................     1,286,429
            FNMA:
  2,028,843  6.00%, 8/1/2006.....................................     1,945,397
  1,302,723  6.50%, 11/1/2014....................................     1,248,061
  3,013,949  7.00%, 8/1/2029.....................................     2,884,831
  3,767,635  7.50%, 10/1/2029....................................     3,690,889
  1,498,126  8.00%, 10/1/2014 - 11/1/2014........................     1,514,426
  5,085,532  8.50%, 5/1/2000 - 4/1/2025..........................     5,168,915

                                   EVERGREEN
                          Select Fixed Income Fund II
                       Schedule of Investments(continued)
                           April 30, 2000 (Unaudited)

 Principal
   Amount                                                               Value

 MORTGAGE-BACKED SECURITIES - continued
            GNMA:
 $3,857,070  6.50%, 4/15/2029.....................................   $ 3,617,546
  2,121,581  7.00%, 4/15/2024.....................................     2,047,580
  2,031,798  7.50%, 5/15/2029 - 10/15/2029........................     1,999,371
  1,016,000  8.00%, 4/15/2030.....................................     1,019,993
                                                                     -----------
            Total Mortgage-Backed Securities
             (cost $26,936,022)...................................    26,423,438
                                                                     -----------
 U.S. TREASURY OBLIGATIONS - 17.9%
            U.S. Treasury Bonds:
  5,200,000  5.25%, 2/15/2029.....................................     4,571,128
  1,285,000  6.00%, 2/15/2026.....................................     1,250,065
  1,388,000  7.25%, 5/15/2016.....................................     1,517,692
  1,140,000  9.25%, 2/15/2016.....................................     1,468,462
  3,500,000 U.S. Treasury Notes,
             4.75%, 11/15/2008....................................     3,127,033
                                                                     -----------
            Total U.S. Treasury Obligations
             (cost $11,658,121)...................................    11,934,380
                                                                     -----------
 YANKEE OBLIGATIONS - 5.9%

            Cable/Other Video Distribution - 0.9%
    400,000 Rogers Cablesystems Ltd.,
             Ser. B,
             10.00%, 3/15/2005....................................       418,000
    200,000 Telewest Communications, Plc,
             Step Bond,
             0.00%, 10/1/2007 (a).................................       189,000
                                                                     -----------
                                                                         607,000
                                                                     -----------

 Principal
   Amount                                                          Value

 YANKEE OBLIGATIONS - continued
            Diversified Companies - 1.3%
 $1,000,000 Rothmans Nederland Holdings BV,
             6.875%, 5/6/2008................................   $   854,637
                                                                -----------
            Finance & Insurance - 1.5%
  1,000,000 Principal Finl. Group, Australia,
             8.20%, 8/15/2009 (b)............................       999,327
                                                                -----------
            Telecommunication Services &
             Equipment - 2.2%
  1,500,000 Cable & Wireless Communications,
             6.625%, 3/6/2005................................     1,467,973
                                                                -----------
            Total Yankee Obligations
             (cost $4,157,066)...............................     3,928,937
                                                                -----------
 REPURCHASE AGREEMENT - 5.2%
  3,498,992 State Street Bank & Trust Co.,
             5.67%, dated 4/28/2000, due
             5/1/2000, maturity value $3,500,645
             (cost $3,498,992) (c)...........................     3,498,992
                                                                -----------

            Total Investments -
             (cost $67,157,775).....................    98.8%    66,035,723
            Other Assets and
             Liabilities - net......................     1.2        829,287
                                                       -----    -----------
            Net Assets..............................   100.0%   $66,865,010
                                                       =====    ===========

(a) Security initially issued in zero coupon form, which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond, which consists of the aggregate coupon interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(b) Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(c) Collateralized by $3,510,000 FNMA, 6.195%, 12/27/2000; value including ac-crued interest - $3,569,719.
(d) The average maturity may be shorter than stated due to accelerated interim principal payments.

Summary of Abbreviations:
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                      Statement of Assets and Liabilities
                           April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.................................... $67,157,775
 Net unrealized losses on securities..............................  (1,122,052)
-------------------------------------------------------------------------------
 Market value of securities.......................................  66,035,723
 Receivable for securities sold...................................      24,081
 Receivable for Fund shares sold..................................       6,123
 Interest receivable..............................................     805,939
 Prepaid expenses and other assets................................      66,047
-------------------------------------------------------------------------------
  Total assets....................................................  66,937,913
-------------------------------------------------------------------------------
Liabilities
 Payable for Fund shares redeemed.................................      53,000
 Accrued expenses and other liabilities...........................      19,903
-------------------------------------------------------------------------------
  Total liabilities...............................................      72,903
-------------------------------------------------------------------------------
Net assets........................................................ $66,865,010
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.................................................. $71,305,167
 Undistributed net investment income..............................     186,006
 Accumulated net realized loss on securities and futures
  contracts.......................................................  (3,504,111)
 Net unrealized loss on securities................................  (1,122,052)
-------------------------------------------------------------------------------
Total net assets.................................................. $66,865,010
-------------------------------------------------------------------------------
Net assets consists of
 Class I.......................................................... $66,863,996
 Class IS.........................................................       1,014
-------------------------------------------------------------------------------
Total net assets.................................................. $66,865,010
-------------------------------------------------------------------------------
Shares outstanding
 Class I..........................................................   5,536,082
 Class IS.........................................................          84
-------------------------------------------------------------------------------
Net asset value per share
 Class I.......................................................... $     12.08
-------------------------------------------------------------------------------
 Class IS......................................................... $     12.07
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                            Statement of Operations
                  Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment income
 Interest......................................................... $ 2,482,138
-------------------------------------------------------------------------------
Expenses
 Transfer agent fee...............................................       9,287
 Trustees' fees and expenses......................................         903
 Printing and postage expenses....................................       2,902
 Custodian fee....................................................      14,210
 Registration and filing fees.....................................       2,099
 Professional fees................................................       8,840
 Distribution Plan expenses.......................................           2
 Other............................................................         901
-------------------------------------------------------------------------------
  Total expenses..................................................      39,144
  Less: Expense reductions........................................      (3,212)
-------------------------------------------------------------------------------
  Net expenses....................................................      35,932
-------------------------------------------------------------------------------
 Net investment income............................................   2,446,206
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and futures contracts
 Net realized losses on:
  Securities......................................................  (1,157,422)
  Futures contracts...............................................    (159,172)
-------------------------------------------------------------------------------
 Net realized losses on securities and futures contracts..........  (1,316,594)
-------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  futures contracts...............................................    (369,832)
-------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and futures contracts...............................................  (1,686,426)
-------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............. $   759,780
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                   EVERGREEN
                          Select Fixed Income Fund II
                      Statements of Changes in Net Assets

                                               Six Months Ended
                                                April 30, 2000     Year Ended
                                                 (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------
Operations
 Net investment income                           $  2,446,206     $  5,058,629
 Net realized losses on securities and
  futures contracts                                (1,316,594)      (2,172,496)
 Net change in unrealized gains or losses on
  securities and futures contract                    (369,832)      (2,191,118)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations                                          759,780          695,015
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class I (a)                                      (2,482,506)      (5,016,287)
  Class IS                                                (35)               0
 Net realized gains
  Class I (a)                                               0         (798,581)
  Class IS                                                  0                0
--------------------------------------------------------------------------------
  Total distributions to shareholders              (2,482,541)      (5,814,868)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold                          3,818,144       15,646,360
 Payment for shares redeemed                      (14,915,216)     (20,614,478)
 Net asset value of shares issued in
  reinvestment of distributions                     2,243,570        4,156,912
--------------------------------------------------------------------------------
  Net decrease in net assets resulting from
  capital share transactions                       (8,853,502)        (811,206)
--------------------------------------------------------------------------------
    Total decrease in net assets                  (10,576,263)      (5,931,059)
Net assets
 Beginning of period                               77,441,273       83,372,332
--------------------------------------------------------------------------------
 End of period                                   $ 66,865,010     $ 77,441,273
--------------------------------------------------------------------------------
Undistributed net investment income              $    186,006     $    222,341
--------------------------------------------------------------------------------

(a) Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.

                       See Notes to Financial Statements.

                   Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen Select Fixed Income Fund II (the "Fund"), is a diversified series of Evergreen Select Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Institutional shares ("Class I") and Institutional Service shares ("Class IS"). Each class of shares is sold without front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed- income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valua-tions are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith ac-cording to procedures established by the Board of Trustees.

Mutual fund shares held are valued at the net assets value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities.

D. When-issued and Delayed Delivery Transactions
The Fund records when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other qualified financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of the Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its investors. The Fund may pay fees in connection with such loans.

F. Mortgage Dollar Roll Transactions
The Fund may engage in mortgage dollar roll transactions with respect to mort-gage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a financial in-stitution, such as a bank or broker/dealer and simultaneously agrees to repur-chase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mort-gages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives com-pensation from the interest earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to in-come over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the securities subject to the contract.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

H. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income for the Fund are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, is the investment advisor to the Fund. Mentor Advisors receives no com-pensation for its services.

In order to limit the annual operating expenses of the Fund, Mentor Advisors may bear certain expenses incurred in connection with the operation of the Fund.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the administrator to the Fund. As admin-istrator, EIS provides the Fund with facilities, equipment and personnel. EIS receives no compensation for its services.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of the BISYS Group, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for its Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribution Plan, Class IS shares incur distributions fees equal to 0.25% of the average daily net as-sets of the class, all of which is used to pay for shareholder service fees. Distribution Plan expenses are calculated daily and paid at least quarterly. The Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of Class IS.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class I and Class IS. Transactions in shares of the Fund were as follows:

                              Six Months Ended               Year Ended
                         April 30, 2000 (Unaudited)       October 31, 1999
                         ----------------------------  ------------------------
                            Shares         Amount        Shares       Amount
--------------------------------------------------------------------------------
Class I (a)
Shares sold                   311,698  $    3,818,144   1,220,609  $ 15,645,360
Shares redeemed            (1,216,724)    (14,915,216) (1,634,506)  (20,614,478)
Shares issued in
 reinvestment of
 distributions                184,957       2,243,535     327,679     4,156,912
--------------------------------------------------------------------------------
Net decrease                 (720,069)     (8,853,537)    (86,218)     (812,206)
--------------------------------------------------------------------------------
Class IS (b)
Shares sold                         0               0          82         1,000
Shares redeemed                     0               0           0             0
Shares issued in
 reinvestment of
 distributions                      2              35           0             0
--------------------------------------------------------------------------------
Net increase                        2              35          82         1,000
--------------------------------------------------------------------------------
Net decrease                           $   (8,853,502)             $   (811,206)
--------------------------------------------------------------------------------

(a) Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of class I of Evergreen Select Fixed Income Fund II
(b) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were $70,068,323 and $75,142,117 for the six months ended April 30, 2000.

The Fund loaned securities during the six months ended April 30, 2000 to cer-tain brokers who paid the Fund a negotiated lenders' fee. These fees are in-cluded in interest income. During the six months ended April 30, 2000, the Fund earned $2,994 in income from securities lending. As of April 30, 2000, the Fund had no securities on loan.

During the six months ended April 30, 2000, the Fund entered into mortgage dol-lar roll transactions. During the six months ended April 30, 2000, the Fund earned income on mortgage dollar roll transactions of $2,388 which is included in interest income. At April 30, 2000, the Fund had no outstanding mortgage dollar roll transactions.

As of October 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of $2,080,294 which expire on October 31, 2007.

7. EXPENSE REDUCTIONS

The Fund has entered into expense offset arrangements with ESC and their custo-dian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. For the six months ended April 30, 2000, the Fund earned $3,212 in expense reductions representing 0.01% of net assets.

8. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

On August 6, 1999, the Fund became party to a credit agreement between all of the Evergreen Funds and a group of banks (the "Lenders"). Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Fund for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by the Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and includ-ing January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as pay-ing agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the six months ended April 30, 2000, the Fund had no borrowings under this agreement.

                           Evergreen Select Funds(*)

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed Income
Intermediate Term Municipal Bond Fund

Taxable Fixed Income
Fixed Income Fund II
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Strategic Value Fund

*   Minimum investment in an Evergreen Select Fund is $1,000,000.


61680                                                555033              6/2000


[LOGO OF EVERGREEN FUNDS]

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